                                POWER OF ATTORNEY

     KNOWN ALL PERSONS BY THESE PRESENT, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Jeffrey A. Engelsman, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber, Thomas C. Bogle, Keith T. Robinson, Frederick H. Sherley, and Erin G. Wagner his true and lawful attorney-in-fact and agent, with full power in each of them to sign in his name, to make, execute and sign the Registration Statement of The MainStay Funds ("Fund") on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 relating to the proposed reorganizations of the McMorgan Equity Investment Fund into the MainStay Common Stock Fund, the McMorgan Intermediate Fixed Income Fund and McMorgan Fixed Income Fund into the MainStay Institutional Bond Fund, and the McMorgan Principal Preservation Fund into the MainStay Principal Preservation Fund and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Funds, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Funds and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or his substitute or substitutes, to any such Registration Statement or amendment thereof.

Signature                   Title                            Date
---------                   -----                            ----


/s/ Brian A. Murdock        Chief Executive Officer          June 7, 2007
--------------------        and Trustee
Brian A. Murdock

                                POWER OF ATTORNEY

     KNOWN ALL PERSONS BY THESE PRESENT, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Jeffrey A. Engelsman, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber, Thomas C. Bogle, Keith T. Robinson, Frederick H. Sherley, and Erin G. Wagner her true and lawful attorney-in-fact and agent, with full power in each of them to sign in her name, to make, execute and sign the Registration Statement of The MainStay Funds ("Fund") on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 relating to the proposed reorganizations of the McMorgan Equity Investment Fund into the MainStay Common Stock Fund, the McMorgan Intermediate Fixed Income Fund and McMorgan Fixed Income Fund into the MainStay Institutional Bond Fund, and the McMorgan Principal Preservation Fund into the MainStay Principal Preservation Fund and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Funds, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Funds and the undersigned might or could do, and the undersigned hereby ratifies and confirms her signature as it may be signed by any of these attorneys-in-fact and agents, or her substitute or substitutes, to any such Registration Statement or amendment thereof.

Signature                   Title                            Date
---------                   -----                            ----


/s/ Susan B. Kerley         Chairman and Trustee             June 7, 2007
-------------------
Susan B. Kerley

                                POWER OF ATTORNEY

     KNOWN ALL PERSONS BY THESE PRESENT, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Jeffrey A. Engelsman, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber, Thomas C. Bogle, Keith T. Robinson, Frederick H. Sherley, and Erin G. Wagner his true and lawful attorney-in-fact and agent, with full power in each of them to sign in his name, to make, execute and sign the Registration Statement of The MainStay Funds ("Fund") on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 relating to the proposed reorganizations of the McMorgan Equity Investment Fund into the MainStay Common Stock Fund, the McMorgan Intermediate Fixed Income Fund and McMorgan Fixed Income Fund into the MainStay Institutional Bond Fund, and the McMorgan Principal Preservation Fund into the MainStay Principal Preservation Fund and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Funds, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Funds and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or his substitute or substitutes, to any such Registration Statement or amendment thereof.

Signature                   Title                            Date
---------                   -----                            ----


/s/ Peter Meenan            Trustee                          June 7, 2007
----------------
Peter Meenan

                                POWER OF ATTORNEY

     KNOWN ALL PERSONS BY THESE PRESENT, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Jeffrey A. Engelsman, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber, Thomas C. Bogle, Keith T. Robinson, Frederick H. Sherley, and Erin G. Wagner his true and lawful attorney-in-fact and agent, with full power in each of them to sign in his name, to make, execute and sign the Registration Statement of The MainStay Funds ("Fund") on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 relating to the proposed reorganizations of the McMorgan Equity Investment Fund into the MainStay Common Stock Fund, the McMorgan Intermediate Fixed Income Fund and McMorgan Fixed Income Fund into the MainStay Institutional Bond Fund, and the McMorgan Principal Preservation Fund into the MainStay Principal Preservation Fund and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Funds, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Funds and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or his substitute or substitutes, to any such Registration Statement or amendment thereof.

Signature                   Title                            Date
---------                   -----                            ----


/s/ Richard H. Nolan, Jr.   Trustee                          June 7, 2007
-------------------------
Richard H. Nolan, Jr.

                                POWER OF ATTORNEY

     KNOWN ALL PERSONS BY THESE PRESENT, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Jeffrey A. Engelsman, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber, Thomas C. Bogle, Keith T. Robinson, Frederick H. Sherley, and Erin G. Wagner his true and lawful attorney-in-fact and agent, with full power in each of them to sign in his name, to make, execute and sign the Registration Statement of The MainStay Funds ("Fund") on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 relating to the proposed reorganizations of the McMorgan Equity Investment Fund into the MainStay Common Stock Fund, the McMorgan Intermediate Fixed Income Fund and McMorgan Fixed Income Fund into the MainStay Institutional Bond Fund, and the McMorgan Principal Preservation Fund into the MainStay Principal Preservation Fund and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Funds, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Funds and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or his substitute or substitutes, to any such Registration Statement or amendment thereof.

Signature                   Title                            Date
---------                   -----                            ----


/s/ Roman L. Weil           Trustee                          June 7, 2007
-----------------
Roman L. Weil

                                POWER OF ATTORNEY

     KNOWN ALL PERSONS BY THESE PRESENT, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Jeffrey A. Engelsman, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber, Thomas C. Bogle, Keith T. Robinson, Frederick H. Sherley, and Erin G. Wagner his true and lawful attorney-in-fact and agent, with full power in each of them to sign in his name, to make, execute and sign the Registration Statement of The MainStay Funds ("Fund") on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 relating to the proposed reorganizations of the McMorgan Equity Investment Fund into the MainStay Common Stock Fund, the McMorgan Intermediate Fixed Income Fund and McMorgan Fixed Income Fund into the MainStay Institutional Bond Fund, and the McMorgan Principal Preservation Fund into the MainStay Principal Preservation Fund and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Funds, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Funds and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or his substitute or substitutes, to any such Registration Statement or amendment thereof.

Signature                   Title                            Date
---------                   -----                            ----


/s/ John A. Weisser, Jr.    Trustee                          June 7, 2007
------------------------
John A. Weisser, Jr.

                                POWER OF ATTORNEY

     KNOWN ALL PERSONS BY THESE PRESENT, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Jeffrey A. Engelsman, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber, Thomas C. Bogle, Keith T. Robinson, Frederick H. Sherley, and Erin G. Wagner his true and lawful attorney-in-fact and agent, with full power in each of them to sign in his name, to make, execute and sign the Registration Statement of The MainStay Funds ("Fund") on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 relating to the proposed reorganizations of the McMorgan Equity Investment Fund into the MainStay Common Stock Fund, the McMorgan Intermediate Fixed Income Fund and McMorgan Fixed Income Fund into the MainStay Institutional Bond Fund, and the McMorgan Principal Preservation Fund into the MainStay Principal Preservation Fund and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Funds, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Funds and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or his substitute or substitutes, to any such Registration Statement or amendment thereof.

Signature                   Title                            Date
---------                   -----                            ----


/s/ Alan R. Latshaw         Trustee                          June 7, 2007
-------------------
Alan R. Latshaw

                                POWER OF ATTORNEY

     KNOWN ALL PERSONS BY THESE PRESENT, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Jeffrey A. Engelsman, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber, Thomas C. Bogle, Keith T. Robinson, Frederick H. Sherley, and Erin G. Wagner his true and lawful attorney-in-fact and agent, with full power in each of them to sign in his name, to make, execute and sign the Registration Statement of The MainStay Funds ("Fund") on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 relating to the proposed reorganizations of the McMorgan Equity Investment Fund into the MainStay Common Stock Fund, the McMorgan Intermediate Fixed Income Fund and McMorgan Fixed Income Fund into the MainStay Institutional Bond Fund, and the McMorgan Principal Preservation Fund into the MainStay Principal Preservation Fund and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Funds, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Funds and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or his substitute or substitutes, to any such Registration Statement or amendment thereof.

Signature                   Title                            Date
---------                   -----                            ----


/s/ Richard S. Trutanic     Trustee                          June 7, 2007
-----------------------
Richard S. Trutanic

                                POWER OF ATTORNEY

     KNOWN ALL PERSONS BY THESE PRESENT, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Jeffrey A. Engelsman, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber, Thomas C. Bogle, Keith T. Robinson, Frederick H. Sherley, and Erin G. Wagner his true and lawful attorney-in-fact and agent, with full power in each of them to sign in his name, to make, execute and sign the Registration Statement of The MainStay Funds ("Fund") on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 relating to the proposed reorganizations of the McMorgan Equity Investment Fund into the MainStay Common Stock Fund, the McMorgan Intermediate Fixed Income Fund and McMorgan Fixed Income Fund into the MainStay Institutional Bond Fund, and the McMorgan Principal Preservation Fund into the MainStay Principal Preservation Fund and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Funds, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Funds and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or his substitute or substitutes, to any such Registration Statement or amendment thereof.

Signature                   Title                            Date
---------                   -----                            ----


/s/ Stephen P. Fisher       President                        June 7, 2007
---------------------
Stephen P. Fisher

                                POWER OF ATTORNEY

     KNOWN ALL PERSONS BY THESE PRESENT, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Jeffrey A. Engelsman, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber, Thomas C. Bogle, Keith T. Robinson, Frederick H. Sherley, and Erin G. Wagner his true and lawful attorney-in-fact and agent, with full power in each of them to sign in his name, to make, execute and sign the Registration Statement of The MainStay Funds ("Fund") on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 relating to the proposed reorganizations of the McMorgan Equity Investment Fund into the MainStay Common Stock Fund, the McMorgan Intermediate Fixed Income Fund and McMorgan Fixed Income Fund into the MainStay Institutional Bond Fund, and the McMorgan Principal Preservation Fund into the MainStay Principal Preservation Fund and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Funds, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Funds and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or his substitute or substitutes, to any such Registration Statement or amendment thereof.

Signature                   Title                            Date
---------                   -----                            ----


/s/ Jack Benintende         Treasurer and Principal          June 7, 2007
-------------------         Financial and Accounting
Jack Benintende             Officer